REVOLVING CREDIT PROMISSORY NOTE

On the 1st day of April, 2020, hereinafter known as the "Start Date", Pelican Delivers, Inc., hereinafter known as the “Borrower”, has received and promises to payback to David and Tina Comeau, individually, hereinafter known jointly as the “Lender”, the principal sum of Three Hundred and Fifty Five Thousand, Six Hundred and One US Dollars and no cents ($355,601.00) together with any Additional Credit Draws (as defined herein) with interest accruing on the quarterly unpaid balance at the federal funds rate per annum, hereinafter known collectively as the "Borrowed Money" or as the “Balance Due”, beginning as of the Start Date in the manner as follows:

1. PAYMENTS: The full balance of this Note, including all accrued interest and late fees, is due and payable on the 31st day of March 2022, hereinafter known as the "Due Date".

A. LUMP SUM – Borrower shall pay a lump sum to be made in-full, principal and interest included, of the Balance Due by the Due Date.

B. LATE FEE - There shall be a late payment fee of Two Hundred Dollars ($200) if the Balance Due is not paid by the Due Date on-time along with the default interest due, as described in Section 3.

2. SECURITY: There shall be NO SECURITY provided in this Note.

3. INTEREST DUE IN THE EVENT OF DEFAULT: In the event the Borrower fails to pay the note in-full on the Due Date, unpaid principal shall accrue interest at the maximum rate allowed by law, until the Borrower is no longer in default.

4. ALLOCATION OF PAYMENTS: Payments shall be first credited to any late fees due, then to interest due and any remainder will be credited to principal.

5. PREPAYMENT: Borrower may pre-pay this Note without penalty at any time.

6. ATTORNEYS’ FEES AND COSTS: Borrower shall pay all costs incurred by Lender in collecting sums due under this Note after a default, including reasonable attorneys’ fees. If Lender or Borrower sues to enforce this Note or obtain a declaration of its rights hereunder, the prevailing party in any such proceeding shall be entitled to recover its reasonable attorneys’ fees and costs incurred in the proceeding (including those incurred in any bankruptcy proceeding or appeal) from the non-prevailing party.

7. WAIVER OF PRESENTMENTS: Borrower waives presentment for payment, notice of dishonor, protest and notice of protest.

8. NON-WAIVER: No failure or delay by Lender in exercising Lender’s rights under this Note shall be considered a waiver of such rights.

9. SEVERABILITY: In the event that any provision herein is determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any other provision, all of which shall remain in full force and effect.

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10. INTEGRATION: There are no verbal or other agreements which modify or affect the terms of this Note. This Note may not be modified or amended except by written agreement signed by Borrower and Lender.

11. CONFLICTING TERMS: The terms of this Note shall control over any conflicting terms in any referenced agreement or document.

12. NOTICE: Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) in person, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be made to the parties at the addresses listed below.

13. ADDITIONAL CREDIT DRAWS: At Lender’s option, upon Borrower’s request, Lender may provide additional funds to Borrower to be utilized in Borrower’s business operations from time to time (“Additional Loan Funds”). Such Additional Loan Funds may be made immediately available to Borrower at any time during the month, but shall be added to the Balance Due and accrue interest as of the beginning of the month provided and then accounted for at the end of each Quarter during the calendar year. Such Additional Credit Draws shall be included in the Balance Due and paid with all other Borrowed Money on the Due Date.

14. EXECUTION: The Borrower executes this Note as a principal and not as a surety.

15. GOVERNING LAW: This note shall be governed under the laws in the State of Nevada.

16. SIGNATURE AREA:

Pelican Delivers, Inc.

Borrower’s Signature: /s/ David Baker

Date: April 1, 2020

By: David Baker, Executive Director

Acknowledgment

Lender’s Signature: /s/ David Comeau

Date: April 1, 2020

By: David Comeau

Lender’s Signature: /s/ Tina Comeau

Date: April 1, 2020

By: Tina Comeau

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